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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-48806) pertaining to the Witco Corporation Employee Retirement Savings Plan of our report dated June 16, 1997, with respect to the financial statements and schedules of the Witco Corporation Employee Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.

                                               /s/ ERNST & YOUNG LLP

Stamford, Connecticut
June 20, 1997

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